UNITED STATES

SECURITY AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2006

National Presto Industries, Inc.

(Exact name of registrant as specified in this chapter)

Wisconsin	811-21874	39-0494170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 North Hastings Way Eau Claire, Wisconsin	54703-3703
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: 715-839-2121

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 4, 2007, the registrant announced that pursuant to personal plans, James F. Bartl, Senior Vice President, Secretary, and member of the Board of Directors retired from the company as of December 31, 2006 and resigned his Officer and Board positions as of that date. The company has entered into an arrangement with Mr. Bartl for future consulting services.

The registrant also announced that Randy F. Lieble, Vice President, Treasurer, and Chief Financial Officer of the company has been elected interim Secretary of the company and also elected to the Board of Directors to fill Mr. Bartl’s unexpired term. It is not anticipated that Mr. Lieble will serve on any Board committees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc.

(Registrant)

/s/ Maryjo Cohen
(Signature) Maryjo Cohen, President and Chief Executive Officer

Date:  January 4, 2007